UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2022 (April 20, 2022)

Harsco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 763-7064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	HSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 20, 2022, Harsco Corporation (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, the Company’s stockholders elected all nine of the Board of Director nominees to serve as Directors until the 2023 Annual Meeting of Stockholders and ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2022. The Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers.

As of the record date, there were 79,225,394 Common Shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 72,579,707 shares, or approximately 91.61% of the outstanding Common Shares entitled to vote, were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2022 to serve as Directors until the 2023 Annual Meeting of Stockholders. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Against	Abstained	Broker Non-Votes
J.F. Earl	67,549,377	1,492,763	155,775	3,381,791
K.G. Eddy	67,381,187	1,659,863	156,866	3,381,791
D.C. Everitt	63,330,485	5,174,703	692,728	3,381,791
F.N. Grasberger	66,838,433	2,190,588	168,895	3,381,791
C.I. Haznedar	66,992,163	1,512,986	692,766	3,381,791
M. Longhi	68,346,109	694,043	157,764	3,381,791
E.M. Purvis	67,533,795	1,507,976	156,145	3,381,791
J. S. Quinn	68,389,376	651,976	156,564	3,381,791
P.C. Widman	67,544,551	1,497,445	155,919	3,381,791

2.

The appointment of PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2022, was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
71,211,000	1,250,741	117,966

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,716,678	1,349,121	132,117	3,381,791

A copy of the press release, dated April 20, 2022, announcing the results of the Annual Meeting of Stockholders, is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished as part of the Current Report on Form 8-K:

Exhibit 99.1	Press Release dated April 20, 2022 announcing results of Annual Meeting of Stockholders.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation

Date: April 25, 2022	/s/ Russell C. Hochman
Russell C. Hochman
Senior vice President and General Counsel, Chief Compliance Officer & Corporate Secretary